Exhibit 10.25 255 State Street, 9th Floor Boston, MA 02109 January 3, 2020 VIA EMAIL Louis Matis, M.D. Re: Separation Agreement Dear Louis: The purpose of this letter agreement (the “Agreement”) is to set forth the terms of your separation from Pieris Pharmaceuticals, Inc. (“Pieris” or the “Company”). Payment of the Separation Benefit described below is contingent on your agreement to and compliance with the terms of this Agreement. This Agreement shall become effective on the date that is the eighth (8th) day following your execution of it, as explained more fully in Section 6 below (the “Effective Date”). 1. Separation of Employment. As we discussed, your employment with Pieris shall terminate effective January 10, 2020 (the “Separation Date”). As of the Separation Date, all salary payments from the Company shall cease and any benefits you currently have under Company-provided benefit plans, programs, or practices shall terminate, except as required by federal or state law or as otherwise set forth herein. The Company shall provide you with all wages owed through the Separation Date, and shall pay all normal and reasonable business expenses that you have incurred or shall incur in the ordinary course through the Separation Date. Receipts for any outstanding business expenses shall be submitted within ten (10) days of the Separation Date. You shall not represent yourself as an employee of Pieris after the Separation Date. By executing this Agreement, you hereby resign from any other positions, offices or directorships you may have with the Company or any of its subsidiaries or affiliates. 2. Separation Benefit. In exchange for the promises and covenants contained herein, your compliance with the terms of your Employment Agreement dated July 20, 2015 (the “Employment Agreement”) and this Agreement, and your execution and non-revocation of the Release of Claims attached as Exhibit A (the “Release”), Pieris agrees to provide you with the following: (a) Severance Payments. Pieris shall provide you with (i) severance pay in the form of continued payment of your gross Base Salary (as defined in your Employment Agreement), less applicable withholdings and deductions, for a period of six (6) months, payable in bi-monthly installments commencing with the Company’s first payroll date following the effective date of the Release; and (ii) a payment for your 2019 annual discretionary bonus, in the form of one (1) lump- 1 sum payment, less applicable withholdings and deductions, to be determined and paid with and at the same time as all other employees at the end of February. (b) Vesting of Options. i. Pieris shall accelerate the vesting of 75% of your issued but unvested stock options issued pursuant to any stock option grants, and such stock options shall be vested and exercisable as of the effective date of the Release in accordance of the terms of the applicable option agreement. ii. You acknowledge and agree that the remaining 25% of all unvested stock options are hereby terminated as of the Separation Date, and you shall have no right(s) to exercise any portion of such stock options following the Separation Date. You acknowledge and agree that the Company does not guarantee or make any representations regarding the tax consequences or tax treatment of any vested stock options. Except as modified herein, the terms and conditions of each stock option agreement entered with you are incorporated herein by reference and shall survive the signing of this Agreement. (c) Continued Healthcare. By law, and regardless of whether you sign this Agreement, you shall have the right to continue your medical and dental insurance pursuant to the provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”). The COBRA qualifying event shall be deemed to have occurred on January 10, 2020. Upon completion of the appropriate COBRA forms and your execution of this Agreement, and subject to all the requirements of COBRA, you shall be allowed to continue participation in the Company’s health and dental insurance plans at the Company’s expense (except for your co-pay or your portion of premium payments, if any, which shall be paid directly by you), for the period commencing on the first day of the full calendar month following the effective date of the Release and irrevocable through the earlier of (i) the last day of the six (6) full calendar months following the effective date of the Release and (ii) the date you and your covered dependents, if any, become eligible healthcare coverage under another employer’s plan(s). You agree to provide the Company with written notice immediately upon securing such employment and upon becoming eligible for such benefits. Thereafter, your eligibility to continue participation in the Company’s health and dental insurance plans under COBRA (including but not limited to the COBRA premium payments required for same) shall be subject to COBRA rules and provisions. The payments and benefits provided under this Section 2 shall be referred to as the “Separation Benefit.” You acknowledge and agree that the Separation Benefit is not otherwise due or owing to you under any Pieris policy or practice. For the avoidance of doubt, the above- described Separation Benefit shall be in lieu of (and not in addition to) any payments or benefits described in Section 4(b) of the Employment Agreement. You further acknowledge that except for the Separation Benefit, your final wages, any accrued but unused vacation, and any properly incurred but not yet reimbursed business expenses (each of which shall be paid or reimbursed, as the case may be, in accordance with Pieris’ regular payroll practices and applicable law), you are not now and shall not in the future be entitled to any other compensation from Pieris including, without limitation, other wages, commissions, bonuses, vacation pay, holiday pay, equity, stock, stock options, paid time off, or any other form of compensation or benefit. 3. Cooperation. You shall cooperate fully with Pieris in connection with any matter or event relating to your employment or events that occurred during your employment, including, 2 without limitation: (a) being available upon reasonable notice to meet with Pieris regarding matters in which you have been involved; (b) assisting Pieris in transitioning your job duties to other Pieris personnel or contractors; (c) assisting with any audit, inspection, proceeding or other inquiry by a private or public entity; and (d) as requested by Pieris, assisting in the defense or prosecution of any claims or actions now in existence or which may be brought or threatened in the future against or on behalf of Pieris (including claims or actions against its affiliates and its and their officers and employees), including acting as a witness, providing affidavits, and preparing for, attending and participating in any legal proceeding (including depositions, consultation, discovery or trial) in connection with such claim or action. You further agree that should you be contacted (directly or indirectly) by any person or entity (for example, by any party representing an individual or entity) adverse to the Company, you shall promptly notify the President and Chief Executive Officer of the Company. You shall be reimbursed for any reasonable out-of-pocket costs and expenses approved in advance by Pieris and incurred in connection with providing such cooperation under this Section 3. 4. Your Additional Covenants. You expressly acknowledge and agree to the following: (a) You shall adhere to the ongoing obligations in your Employment Agreement (including, but not limited to, Section 4(a)), the Corporate Code of Conduct and Ethics, Whistleblower Policy and Insider Trading Policy, and any other agreements between you and the Company regarding confidential information, intellectual property, and non-competition and non- solicitation (the “Agreements”), the terms of which are incorporated herein and shall survive the signing of this Agreement. (b) You shall promptly return to the Company or destroy all Company documents (and any copies thereof), equipment and property, and you shall abide by any and all common law and statutory obligations relating to protection of the Company’s trade secrets and confidential and proprietary information. (c) In the event that you receive an order, subpoena, request, or demand for disclosure of the Company’s trade secrets and/or confidential and proprietary documents and information from any court or governmental agency, or from a party to any litigation or administrative proceeding, you shall notify the Company of same as soon as reasonably possible and prior to disclosure, in order to provide the Company with the opportunity to assert its respective interests in addressing or opposing such order, subpoena, request, or demand. (d) All information relating in any way to the negotiation of this Agreement, including the terms and amount of financial consideration provided for in this Agreement, shall be held confidential by you and shall not be publicized or disclosed to any person (other than an immediate family member, legal counsel or financial advisor, provided that any such whom disclosure is made agrees to be bound by these confidentiality obligations), to any government agency (except as mandated by state or federal law), or to any business entity. (e) You shall not make any statements that are disparaging about the Company or its officers, directors, managers or employees, including, but not limited to, any statements that disparage any program, service, finances, financial condition, capability or any other aspect of the business of the Company, and you shall not engage in any conduct which is intended to harm professionally or personally the reputation of the Company or its officers, directors, managers or employees. 3

(f) A breach of any provision of this Section 4 shall constitute a material breach of this Agreement and, in addition to any other legal or equitable remedy available to the Company, shall entitle the Company to recover the Separation Benefit provided to you under this Agreement. 5. Your Release of Claims. (a) Release. You hereby agree that by signing this Agreement and accepting the Separation Benefit and other good and valuable consideration provided for in this Agreement, you are waiving and releasing your right to assert any form of legal claim against the Company1/ whatsoever for any alleged action, inaction or circumstance existing or arising from the beginning of time through the Effective Date. Your waiver and release herein is intended to bar any form of legal claim, charge, complaint or any other form of action (jointly referred to as “Claims”) against the Company seeking any form of relief including, without limitation, equitable relief (whether declaratory, injunctive or otherwise), the recovery of any damages or any other form of monetary recovery whatsoever (including, without limitation, back pay, front pay, compensatory damages, emotional distress damages, punitive damages, attorneys’ fees and any other costs) against the Company, for any alleged action, inaction or circumstance existing or arising through the Effective Date. Without limiting the foregoing general waiver and release, you specifically waive and release the Company from any Claim arising from or related to your employment relationship with the Company or the termination thereof, including, without limitation: (i) Claims under any state or federal statute, regulation or executive order (as amended through the Effective Date) relating to employment, discrimination, fair employment practices, or other terms and conditions of employment, including but not limited to the Age Discrimination in Employment Act and Older Workers Benefit Protection Act (29 U.S.C. § 621 et seq.), the Civil Rights Acts of 1866 and 1871 and Title VII of the Civil Rights Act of 1964 and the Civil Rights Act of 1991 (42 U.S.C. § 2000e et seq.), the Equal Pay Act (29 U.S.C. § 201 et seq.), the Americans With Disabilities Act (42 U.S.C. § 12101 et seq.), the Genetic Information Non- Discrimination Act (42 U.S.C. §2000ff et seq.), the Massachusetts Fair Employment Practices Statute (M.G.L. c. 151B § 1 et seq.), the Massachusetts Equal Rights Act (M.G.L. c. 93 §102), the Massachusetts Civil Rights Act (M.G.L. c. 12 §§ 11H & 11I), the Massachusetts Privacy Statute (M.G.L. c. 214 § 1B), the Massachusetts Sexual Harassment Statute (M.G.L. c. 214 § 1C), and any similar Massachusetts or other state or federal statute. (ii) Claims under any state or federal statute, regulation or executive order (as amended through the Effective Date) relating to leaves of absence, layoffs or reductions-in-force, wages, hours, or other terms and conditions of employment, including but not limited to the National Labor Relations Act (29 U.S.C. § 151 et seq.), the Family and Medical Leave Act (29 U.S.C. §2601 et seq.), the Employee Retirement Income Security Act of 1974 (29 U.S.C. § 1000 et seq.), COBRA (29 U.S.C. § 1161 et seq.), the Worker Adjustment and Retraining Notification Act (29 U.S.C. § 2101 et seq.), the Uniformed Services Employment and Reemployment Rights Act of 1994 (38 U.S.C. § 4301 et seq.), the Massachusetts Wage Act (M.G.L. c. 149 § 148 et. seq.), the Massachusetts Minimum Fair Wages Act (M.G.L. c. 151 § 1 et. seq.), the Massachusetts Equal Pay Act (M.G.L. c. 149 § 105A), and any similar Massachusetts or other state or federal statute. Please note that this section specifically includes a waiver and release of Claims that you have or may have regarding payments or amounts covered by the Massachusetts Wage Act or the Massachusetts Minimum Fair Wages Act (including, for instance, 1/ For the purposes of this Section 5, the parties agree that the term “Company” shall include Pieris Pharmaceuticals, Inc., its divisions, affiliates, parents and subsidiaries, and any of its and their respective officers, directors, shareholders, employees, consultants, contractors, attorneys, agents and assigns. 4 hourly wages, salary, overtime, minimum wages, commissions, vacation pay, holiday pay, sick leave pay, dismissal pay, bonus pay or severance pay), as well as Claims for retaliation under the Massachusetts Wage Act or the Massachusetts Minimum Fair Wages Act. (iii) Claims under any state or federal common law theory, including, without limitation, wrongful discharge, breach of express or implied contract, promissory estoppel, unjust enrichment, breach of a covenant of good faith and fair dealing, violation of public policy, defamation, interference with contractual relations, intentional or negligent infliction of emotional distress, invasion of privacy, misrepresentation, deceit, fraud or negligence or any claim to attorneys’ fees under any applicable statute or common law theory of recovery. (iv) Claims under any state or federal statute, regulation or executive order (as amended through the Effective Date) relating to violation of public policy or any other form of retaliation or wrongful termination, under any federal or any similar Massachusetts or other state or federal statute. (v) Claims under any Company employment, compensation, benefit, stock option, incentive compensation, bonus, restricted stock, and/or equity plan, program, policy, practice or agreement, including, without limitation the Employment Agreement and the Option Agreement. (vi) Any other Claim arising under any other state or federal law. You explicitly acknowledge that because you are over forty (40) years of age, you have specific rights under the ADEA, which prohibits discrimination on the basis of age, and that the releases set forth in this Section 5 are intended to release any right that you may have to file a claim against the Company alleging discrimination on the basis of age. (b) Release Exclusions. Notwithstanding the foregoing, this Section 5 does not: (i) release the Company from any obligation expressly set forth in this Agreement or from any obligation, including without limitation obligations under the Workers Compensation laws, which as a matter of law cannot be released or any applicable option agreement; (ii) release any right to indemnification under the Company’s Bylaws, Articles of Incorporation, and/or directors’ and officers’ liability insurance policies as of the Separation Date, subject to the terms and conditions of same (iii) prohibit you from filing a charge with the Equal Employment Opportunity Commission (“EEOC”), the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission, or any other federal, state or local governmental agency or commission (a “Government Agency”); (iv) prohibit you from participating in an investigation or proceeding by a Government Agency, communicating with a Government Agency, or providing information or documents to a Government Agency; or (v) prohibit you from challenging or seeking a determination in good faith of the validity of this release or waiver under applicable state or federal law, or impose any condition precedent, penalty, or costs for doing so unless specifically authorized by state or federal law. Your waiver and release, however, are intended to be a complete bar to any recovery or personal benefit by or to you with respect to any claim whatsoever, including those raised through a charge with the EEOC or comparable federal, state or local governmental agency, except those which, as a matter of law, cannot be released. (c) Acknowledgment. You acknowledge and agree that, but for providing this waiver and release, and for providing the Release, you would not be receiving the Separation Benefit being provided to you under the terms of this Agreement. You further agree that should you breach this Section 5 or the Release, the Company, in addition to any other legal or equitable 5 remedy available to the Company, shall be entitled to recover any the cost of the Separation Benefit previously provided to you pursuant to Section 2 hereof. 6. ADEA/OWBPA Review and Revocation Period. You and Pieris acknowledge that you are over the age of 40 and that you, therefore, have specific rights under the Age Discrimination in Employment Act (“ADEA”) and the Older Workers Benefit Protection Act (the “OWBPA”), which prohibit discrimination on the basis of age. It is Pieris’ desire and intent to make certain that you fully understand the provisions and effects of this Agreement. To that end, you have been encouraged and given the opportunity to consult with legal counsel for the purpose of reviewing the terms of this Agreement. Consistent with the provisions of the ADEA and OWBPA, Pieris also is providing you with twenty one (21) days in which to consider and accept the terms of this Agreement by signing below and returning it to Stephen S. Yoder, President and Chief Executive Officer, Pieris Pharmaceuticals, Inc., 255 State Street, 9th Floor, Boston, MA 02129. You agree that any modifications, material or otherwise, made to this Agreement do not and shall not restart or affect in any manner whatsoever, the original 21-day Review Period. You may rescind your assent to this Agreement if, within seven (7) days after you sign this Agreement, you deliver by hand or send by mail (certified, return receipt and postmarked within such 7- day period) a notice of rescission at the above-referenced address. 7. Opportunity to Disclose. You acknowledge that you have been provided the opportunity to advise the Company as to any concerns regarding its financial statements, SEC filings and other public disclosures or any other matters, and have confirmed to the Company that you have no such concerns. 8. Taxes and Withholdings. The Separation Benefit provided under this Agreement shall be reduced by all applicable federal, state, local and other deductions, taxes, and withholdings. Pieris does not guarantee the tax treatment or tax consequences associated with any payment or benefit under this Agreement, including but not limited to consequences related to Section 409A of the Code. 9. Modification; Waiver; Severability. No variations or modifications hereof shall be deemed valid unless reduced to writing and signed by the parties hereto. The failure of Pieris to seek enforcement of any provision of this Agreement in any instance or for any period of time shall not be construed as a waiver of such provision or of Pieris’ right to seek enforcement of such provision in the future. The provisions of this Agreement are severable, and if for any reason any part hereof shall be found to be unenforceable, the remaining provisions shall be enforced in full. 10. Choice of Law and Venue; Jury Waiver. This Agreement shall be deemed to have been made in Massachusetts, shall take effect as an instrument under seal within Massachusetts, and shall be governed by and construed in accordance with the laws of Massachusetts, without giving effect to conflict of law principles. You agree that any action, demand, claim or counterclaim relating to the terms and provisions of this Agreement, or to its breach, shall be commenced in Massachusetts in a court of competent jurisdiction, and you further acknowledge that venue for such actions shall lie exclusively in Massachusetts and that material witnesses and documents would be located in Massachusetts. 11. Entire Agreement. You acknowledge and agree that this Agreement and the Release , along with the specific agreements that are expressly incorporated herein by reference and stated as surviving the signing of this Agreement, supersede any and all prior or 6 contemporaneous oral and written agreements between you and Pieris, and set forth the entire agreement between you and Pieris. 12. Knowing and Voluntary Agreement. By executing this Agreement, you are acknowledging that you have been afforded sufficient time to understand the terms and effects of this Agreement, that your agreements and obligations hereunder are made voluntarily, knowingly and without duress, and that neither Pieris nor its agents or representatives have made any representations inconsistent with the provisions of this Agreement. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 7

This Agreement may be signed on one or more copies, each of which when signed shall be deemed to be an original, and all of which together shall constitute one and the same Agreement. If the foregoing correctly sets forth our understanding, please sign, date and return the enclosed copy of this Agreement to me. If Pieris does not receive your acceptance within twenty-one (21) days, the Agreement shall terminate and be of no further force or effect. Sincerely, PIERIS PHARMACEUTICALS, INC. By: Stephen S. Yoder President and Chief Executive Officer  Dated: Agreed and Acknowledged: Louis Matis, MD  Dated: 8